Consolidated Statements of Operations - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2017	Jun. 30, 2016	Jun. 30, 2017	Jun. 30, 2016
Revenue	$ 270	$ 0	$ 538	$ 0
Research and development expenses	2,347	3,360	5,090	6,744
General and administrative expenses	624	861	1,413	1,580
Total operating expenses	2,701	4,221	5,965	8,324
Financial expenses (income), net	(9)	89	(111)	(30)
Loss before income taxes	2,692	4,310	5,854	8,294
Taxes on Income	0	1	0	1
Net loss	$ 2,692	$ 4,311	$ 5,854	$ 8,295
Basic and diluted net loss per share	$ 0.22	$ 0.39	$ 0.48	$ 0.75
Weighted-average number of shares outstanding used in computing basic and diluted net loss per share	12,175,147	11,100,853	12,171,668	11,100,655